Scudder Horizon Plan
                          Prospectus dated May 1, 2001

              A No-Load Flexible Premium Deferred Variable Annuity
                                   offered by
                     Charter National Life Insurance Company
                                   through the
                    Charter National Variable Annuity Account

This prospectus describes the Scudder Horizon Plan Contract ("Contract"). To learn more about the Contract, you may want to look at the Statement of Additional Information dated May 1, 2001 (the "SAI"). For a free copy of the SAI, contact us at:

Mailing Address:                            Overnight Mailing Address:
Scudder Horizon Plan                        Scudder Horizon Advantage
Customer Service Center                     Customer Service Center
P.O. Box 80469                              2940 S. 84th Street
Lincoln, NE 68501-0469                      Lincoln, NE 68506
                                            1-800-242-4402

Charter has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy any of these documents at the SEC's public reference room in Washington, D.C. Please call 1-800-SEC-0330 for further information on the operation of the public reference room.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Contract.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This Contract is not available in all states.

The Contract has 10 investment alternatives -- a general account (paying a guaranteed minimum fixed rate of interest) and 9 sub-accounts of the Charter National Variable Annuity Account. Money you direct to a sub-account is invested exclusively in a single portfolio of the Scudder Variable Series I* or Scudder Variable Series II. The 9 mutual fund portfolios we offer through the sub-accounts under this Contract are:

Scudder Variable Series I

o        Balanced Portfolio              o        Growth and Income Portfolio
o        Bond Portfolio                  o        International Portfolio
o        Capital Growth Portfolio        o        Money Market Portfolio
o        Global Discovery Portfolio      o        21st Century Growth Portfolio



Scudder Variable Series II
o        Growth Portfolio **



* Effective May 1, 2001, Scudder Variable Life Investment Fund changed its name to Scudder Variable Series I.

** On May 1, 2001 the Large Company Growth Portfolio of the Scudder Variable Series I merged into the Growth Portfolio of the Scudder Variable Series II, effective May 1, 2001. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

Variable annuity contracts involve certain risks, including possible loss of principal.

o The investment performance of the portfolios in which the sub-accounts invest will vary.

o    We do not guarantee how any of the portfolios will perform.

o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the contract.

o Neither the U.S. government nor any Federal agency insures your investment in the Contract.

The Contract is designed to aid you in long-term financial planning.

                                Table of Contents
                                                                          Page

Definitions....................................................................5
Summary........................................................................8
Expense Table.................................................................12
     Financial Statements.....................................................14
Calculation of Yields and Total Returns.......................................15
Other Performance Data........................................................16
Charter and the Variable Account..............................................17
     Charter National Life Insurance Company..................................17
     Charter National Variable Annuity Account................................17
     Services Agreements with Allstate........................................18
The Funds.....................................................................19
The Contract..................................................................22
     Contract Application and Issuing the Contract............................22
     Examination Period.......................................................22
     Payments.................................................................23
     Allocating Payments......................................................25
     Transfers................................................................25
     Account Value............................................................28
     Contract Ownership.......................................................30
     Assignment of Contract...................................................30
Access to Your Money..........................................................31
     Full and Partial Surrenders..............................................31
     Annuity Payments.........................................................32
     Annuity Income Options...................................................33
     Maturity Date............................................................34
     Death Benefit............................................................35
     Beneficiary Provisions...................................................35
     Death of Owner...........................................................36
     Employment-Related Benefit Plans.........................................36
Expenses......................................................................36
     Mortality and Expense Risk Charge........................................37
     Contract Administration Charge...........................................37
     Records Maintenance Charge...............................................38
     Premium Taxes............................................................38
     Other Taxes..............................................................38
     Transfer Charges.........................................................38
     Portfolio Charges........................................................39
Federal Tax Matters...........................................................39
     Taxation of Annuities in General.........................................39

General Provisions............................................................44
     The Contract.............................................................44
     Delay of Payment and Transfers...........................................44
     Contract Expiration......................................................45
     Misstatement of Age or Sex...............................................45
     Nonparticipating Contract................................................45
     Notices and Inquiries....................................................45
     Records and Reports......................................................46
Services Agreement............................................................46
Distribution of the Contract..................................................46
The General Account...........................................................47
Voting Rights.................................................................48
Legal Matters.................................................................49
Additional Information........................................................49
Table of Contents for Statement of  Additional Information....................50
APPENDIX A-- Condensed  Financial Information.................................51

Definitions
Account Value -- Your Contract's total value in the sub-accounts and the general account. The Contract refers to account value as "Accumulated Value."

Age -- The annuitant's age on his or her birthday nearest to the Contract Anniversary.

Annuitant -- The person whose life is used to determine the duration and amount of any annuity payments. If the annuitant dies before the Maturity Date, we will pay a death benefit.

Annuity Payments -- After the Maturity Date, we promise to pay you an income in the form of regular fixed annuity payments. The amount of the annuity payments depends on the amount of money you accumulate in the Contract before the Maturity Date and on the annuity income option you choose.

Beneficiary -- The person(s) you select to receive the benefits of the Contract if no Owner is living.

Contract Date -- The date listed in the Contract that we use to determine Contract years, Contract months, and Contract anniversaries. The Contract Date is usually the same date as the Effective Date.

Death Benefit -- An amount we pay if the annuitant dies before the Maturity Date. The death benefit is the greater of the account value or the Guaranteed Death Benefit.

Declaration Period -- A period of time between 1 and 3 years during which we will credit specified rates of interest on payments you allocate to the general account.

Effective Date -- A date within two business days after we have received a completed application and the full initial payment.

Funds -- The Scudder Variable Series I and Scudder Variable Series II are open-end, diversified management investment companies in which the sub-accounts invest.

General Account -- The account containing all of Charter's assets, other than those held in its separate accounts.

Guaranteed Death Benefit -- The sum of the payments you made, less any partial surrenders.

Home Office -- The home office of Charter is located at 3100 Sanders Road, Northbrook, IL 60062. Charter's customer service center and administrative office are located at 2940 S. 84th Street, Lincoln, NE 68506.

Joint Annuitant -- If you select annuity income option 2, you may designate a joint annuitant. We will use the joint annuitant's life, in addition to the annuitant's life, to determine the duration of the annuity payments.

Joint Owner -- A person sharing the privileges of ownership as stated in the Contract. If a joint owner is named, Charter will presume ownership to be as joint tenants with right of survivorship.

Maturity Date -- The date on which your account value is applied to an annuity income option, if the annuitant is living.

Monthly Anniversary -- The same date
in each month as the Contract Date.

Net Payment -- A payment less any applicable premium taxes. Nonqualified

Contract -- A Contract other than a Qualified Contract.

Owner (you, your) -- The person having the privileges of ownership stated in the Contract, including the right to receive annuity payments if the annuitant is living on the Maturity Date and the Contract is in force.

Portfolio -- A separate investment portfolio of the Fund in which a sub-account of the Variable Account invests.

Proof of Death -- One of the following: (i) a certified copy of a death certificate, (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to Charter.

Qualified Contract -- A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment.

Sub-account -- An investment division of the Variable Account. Each sub-account invests exclusively in a single portfolio of the Fund.

Unit Value -- The value of each unit of a sub-account. It is calculated each Valuation Period. It is similar to the net asset value of a mutual fund.

Valuation Date -- Each day on which we value the assets in the sub-accounts, which is each day on which the New York Stock Exchange (NYSE) is open for trading. We are open for business on each day the NYSE is open.

Valuation Period -- The period that begins at the close of one Valuation Date and ends at the close of the next Valuation Date.

Variable Account -- Charter National Variable Annuity Account, a separate account composed of sub-accounts which we established to receive and invest the portion of net payments under the Contract that you do not allocate to our general account.

we, us, our, Charter, the Company -- Charter National Life Insurance Company.

Summary

This summary answers certain basic questions you may have about the Contract. More detailed information about the Contract appears later in this Prospectus. Please read this Prospectus carefully.
Why should I purchase this Contract?

The Contract provides a way for you to invest on a tax-deferred basis in the sub-accounts of the Variable Account and in the general account. The Contract is designed to enable you to accumulate money for retirement and other long-term investment purposes. "Tax-deferred" means that earnings and appreciation on the assets in your Contract are not taxed until you take money out by a full or partial cash surrender or by annuitizing the Contract, or until we pay the death benefit.
How can I purchase the Contract?

You may purchase the Contract from us (Charter National Life Insurance Company) for a minimum payment of $2,500 ($2,000 for certain Qualified Contracts). We do not deduct a commission or sales charge from any payment you make. You may make additional payments under the Contract, subject to certain conditions. Send your payments to:
Scudder Horizon Plan
Customer Service Center

Mailing address:
P.O. Box 80469
Lincoln, NE 68501-0469

Overnight Mailing Address:
2940 S. 84th Street
Lincoln, NE 68506

What annuity benefits are offered under the Contract?

The Contract allows you to receive fixed annuity payments under one of three annuity income options. Annuity payments begin after the Maturity Date, provided the annuitant is living. The three annuity income options currently available are: (i) life annuity with installment refund; (ii) joint and survivor life annuity with installment refund; and (iii) installments for life.

Other annuity income options may be available on the Maturity Date. The dollar amount of each annuity payment will be fixed on the Maturity Date and guaranteed by us.
What investments are available under the Contract?

You may invest your money in any of the following portfolios of the Scudder Variable Series I and Scudder Variable Series II, by directing your payments into the corresponding sub-accounts:

o        Balanced
o        Bond
o        Capital Growth
o        Global Discovery
o        Growth*
o        Growth and Income
o        International
o        Money Market
o        21st Century Growth

* Prior to May 1, 2001, the Growth Sub-Account was named Large Company Growth Sub-Account

Each sub-account invests in Class A shares of its corresponding portfolio. The assets of each portfolio are held separately from the assets of other portfolios and each has separate investment objectives and policies. The attached prospectus for the Fund more fully describes the portfolios. Zurich Scudder Investments Inc. is the investment adviser for the portfolios. (Prior to January 1, 2001, the investment adviser for the Portfolios was named Scudder Kemper Investments, Inc.)

Your investment in the sub-accounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted. You bear the investment risk for amounts you invest in the sub-accounts.
What fixed rate options are available under the Contract?

You may allocate funds to the general account and receive a specified rate of return. We will credit interest to your payments for the length of the Declaration Period you choose at a guaranteed rate we specify in advance. We offer Declaration Periods of 1 and 3 years. At the end of the Declaration Period, you have the option to move funds into any available sub-account or into another Declaration Period that has a new specified rate of interest that we guarantee will be no less than 3.5%.

We guarantee interest, as well as principal, on money placed in the general account.

What is the purpose of the Variable Account?

We established the Variable Account to invest the payments we receive under our variable annuities, including this Contract. The Variable Account is divided into sub-accounts. Each sub-account invests exclusively in a portfolio of the Fund. Under Illinois law, the assets in the Variable Account associated with the Contract are not affected by, nor chargeable with, liabilities arising out of any other business we conduct.
Can I transfer assets within the Contract?

Yes. You have the flexibility to transfer assets within the Contract. You may transfer amounts among the sub-accounts and from the sub-accounts to the general account at any time. You may also transfer amounts from the general account to the sub-accounts or within the general account at the end of a Declaration Period.

We do not impose a charge for any transfers. In the future, we may impose a transfer charge of $10 for the third and subsequent transfer requests made during a Contract Year.
What are my expenses under the Contract?

On each Valuation Date, we deduct an Administrative Expense Charge at an annual rate of 0.30%, and a Mortality and Expense Risk Charge at an annual rate of 0.40%, from the amount you have invested in each sub-account. These charges are not deducted from the general account. We do not charge an annual maintenance fee, although the Contract permits us to deduct a maximum fee of $40 in the future.

We will deduct state premium taxes, which currently range from 0% to 3.5%, if your state requires us to pay premium taxes. We will deduct the taxes either when we incur the tax or at a later time.

We do not deduct any surrender charges on full or partial surrenders.

The portfolios also deduct investment charges from amounts you have invested in the portfolios through the sub-accounts. These charges range from 0.46% to 1.50% annually, depending on the portfolio. See the prospectus for the Fund and the Fee Table in this Prospectus.

Do I have access to my money in the Contract?

Yes. You may make a full or partial surrender of the Contract at any time before the Maturity Date or the annuitant's death. No surrender charges apply.

For Qualified Contracts issued under the Internal Revenue Code ("Code") Section 403(b), certain restrictions will apply. You may also have to pay Federal income taxes and a penalty tax on any money you take out of the Contract.
What is the death benefit?

If the annuitant dies before the Maturity Date, we pay you, the owner, the greater of the account value or the Guaranteed Death Benefit. If the owner of a Nonqualified Contract dies before the Maturity Date and before the annuitant's death, then we will pay the account value in a lump sum to the joint owner no later than 5 years following the owner's death (if there is no joint owner, then we will pay the beneficiary).

What are the Federal income tax consequences of investing in the Contract?

The Contract's earnings are generally not taxed until you take them out. For Federal tax purposes, if you take money out before the Maturity Date, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal penalty tax on the earnings. The annuity payments you receive after the Maturity Date are considered partly a return of your original investment; that part of each payment is not taxable as income. Different tax consequences may apply for a Contract used in connection with a qualified plan.

Can the Contract be returned after I receive it?

Yes. You may return the Contract for a refund by returning the Contract to our customer service center within 10 days after you receive it. As permitted by federal or state law, the amount of the refund will generally be the initial payment, plus (or minus) gains (or losses) from investing the payment in the sub-accounts you selected on your application, plus interest earned on amounts you allocated to the general account. In some states you may have more than 10 days, or receive a different refund amount. See "Examination Period" and "State Exceptions."

Expense Table

This Expense Table illustrates the current charges and deductions under the Contract, as well as the Fund's fees and expenses for the 2000 calendar year. The purpose of this table is to assist you in understanding the various cost and expenses that you will bear directly and indirectly. The Fund has provided the information pertaining to the Fund. Contract Owner Transaction Expenses

 -----------------------------------------------------------------------------
 Sales Load Imposed on Payments                                       NONE
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Deferred Sales Load                                                  NONE
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Surrender Fee                                                        NONE
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Transfer Charge (transfers made between sub-accounts and/or to the NONE* general account during a Contract Year)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Annual Records Maintenance Charge                                    NONE*
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Variable Account Annual Expenses (as a percentage of your average net assets in the Variable Account)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Mortality and Expense Risk Charge                                    0.40%
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Contract Administration Charge                                       0.30%
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Total Variable Account Annual Expenses                               0.70%
 -----------------------------------------------------------------------------

* Charter does not currently impose a transfer charge or annual Records Maintenance Charge, but we reserve the right to impose either or both of these charges in the future.

Portfolio Annual Expenses (after voluntary reductions and reimbursements) (as a percentage of average daily net assets for the 2000 calendar year)

Scudder Variable Series I

                                                                      Total
                                 Management         Other         Expenses after
Portfolio                           Fees           Expenses         Fee Waiver
---------                       ------------       --------         ----------
Balanced                             0.48%           0.06%             0.54%
Bond                                 0.48%           0.10%             0.58%
Capital Growth                       0.45%           0.03%             0.48%
Global Discovery(2)                  0.82%           0.43%             1.25%
Growth and Income                    0.47%           0.07%             0.54%
International                        0.81%           0.15%             0.96%
Money Market                         0.37%           0.09%             0.46%
21st Century Growth(2)               0.15%           1.35%             1.50%

Scudder Variable Series II
Portfolio
Growth(3)                            0.60%           0.05%             0.65%

1.   Figures shown in the Table are for the year ended December 31, 2000.

2. Until April 1, 2002, the Portfolio's adviser has agreed to waive a portion of its fees to the extent necessary to limit "Total Portfolio Annual Expenses" of the Global Discovery Portfolio to 1.25% and the 21st Century Growth Portfolio to 1.50%. Without these fee waivers, "Total Portfolio Annual Expenses" for the Global Discovery Portfolio and 21st Century Growth Portfolio would have been 1.41% and 2.21% respectively.

3. Effective May 1, 2001, the Large Company Growth Portfolio merged into the Scudder Variable Series II Growth Portfolio.

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Example

The following example illustrates the expenses that you would pay on a $1,000 investment, assuming 5% annual return on assets, if you continued the Contract, surrendered or annuitized at the end of each period:


Sub-account                      1 Year       3 Years      5 Years     10 Years
-------------------------------------------------------------------------------
Balanced                           $13          $40           $68         $151
Bond                               $13          $41           $71         $155
Capital Growth                     $12          $38           $65         $144
Global Discovery                   $20          $62          $106         $229
Growth*                            $14          $43           $74         $163
Growth and Income                  $13          $40           $68         $151
International                      $17          $53           $91         $198
Money Market                       $12          $37           $64         $141
21st Century Growth                $23          $70          $119         $255
-------------------------------------------------------------------------------

* Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.

The fee table and example above are based upon the current level of charges deducted under the Contract. In the future, we may increase the Mortality and Expense Risk Charge to .70% per year, establish a Records Maintenance Charge of up to $40 per year and impose a transfer charge of $10 for the third and each subsequent transfer request made during a Contract Year. We currently have no intention of changing our charges.

Neither the fee table nor the example reflects the deduction of any premium tax.

You should not consider this example to represent past or future expenses, performance or return. The example assumes that any fund expense waivers or reimbursement arrangements described in the footnotes on page 13 are in effect for the time periods shown. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical. Past or future annual returns may be greater or less than the assumed return.

A financial history of each sub-account is included in Appendix A of this Prospectus.

Financial Statements

The financial statements of Charter and the Variable Account are included in the SAI.

Calculation of Yields and Total Returns

We may periodically advertise yields and standard total returns for the sub-accounts and the portfolios. These figures will be based on historical earnings and are not intended to indicate future performance.

Yields and standard total returns include all charges and expenses you would pay under the Contract -- the Mortality and Expense Risk Charge (0.40%) and the Contract Administration Charge (0.30%).

The yield of the Money Market sub-account refers to the annualized investment income that an investment in the sub-account generates over a specified seven-day period. The effective yield of the Money Market sub-account is calculated in a similar way but, when annualized, we assume that the income earned by the investment has been reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

The yield of a sub-account (except the Money Market sub-account) refers to the annualized income that an investment in the sub-account generates over a specified thirty-day period.

The average annual total return of a sub-account assumes that an investment has been held in the sub-account for certain periods of time including the period measured from the date the sub-account began operations. We will provide the average annual total return for each sub-account that has been in operation for 1, 5, and 10 years. The total return quotations will represent the average annual compounded rates of return that an initial investment of $1,000 would earn as of the last day of the 1, 5 and 10 year periods.

The yield and total return calculations are not reduced by any premium taxes. Applying premium taxes will reduce the yield and total return of a Contract.

For additional information regarding yield and total return calculations, please refer to the SAI.

Other Performance Data

We may disclose other performance data, such as cumulative total return and nonstandard total returns. This means that the data may be presented for different time periods and different dollar amounts.

We may also present historic performance data for the portfolios since their inception that is reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance data includes data that precedes the inception dates of the sub-accounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

We will only disclose non-standard performance data if we also disclose the standard performance data. For additional information regarding the calculation of other performance data, please refer to the SAI. Advertising, sales literature, and other communications may compare the expense and performance data for the Contract and each sub-account with other variable annuities tracked by independent services such as Lipper Analytical Services, Inc., Morningstar and the Variable Annuity Research Data Service. These services monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. We may also make comparisons using other indices that measure performance, such as Standard & Poor's 500 Composite or the Dow Jones Industrial Average. Unmanaged indices may assume reinvestment of dividends but do not deduct administrative and management costs and expenses.
We may report other information including the effect of tax-deferred compounding on a sub-account's returns, illustrated by tables, graphs, or charts. Tax-deferred compounding can lead to substantial long-term accumulation of assets, if the portfolio's investment experience is positive. Sales literature, advertisements or other reports may refer to A.M. Best's rating of Charter as an insurance company.

Charter and the Variable Account
Charter National Life Insurance Company

Charter was originally incorporated as a stock life insurance company under the laws of the State of Missouri on December 7, 1955. On December 21, 1999, Charter was redomesticated to the State of Illinois. Charter principally engages in the offering of insurance products. We are authorized to conduct business in 49 states, the District of Columbia and Puerto Rico. Our home office is located at:
3100 Sanders Road, Northbrook, IL 60062.

On July 1, 1999, Charter became a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate"), a stock life insurance company incorporated under the laws of the State of Illinois. Charter was previously a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"). Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. Allstate Insurance Company is wholly owned by The Allstate Corporation, a Delaware corporation.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A- (Excellent) financial strength rating to Charter. This rating does not reflect the investment performance of the Variable Account. We may from time to time advertise this rating in our sales literature. Charter National Variable Annuity Account

Charter originally established the Variable Account as a separate investment account under the laws of the State of Missouri on May 15, 1987. Since December 21, 1999, in conjunction with the redomestication of Charter to the State of Illinois, the Variable Account has been governed by the laws of the State of Illinois. The Variable Account receives and invests the payments under the Contracts. We may offer other variable annuities for which the Variable Account may receive and invest payments. Under Illinois law, that portion of the assets of the Variable Account equal to the reserves and other contract liabilities connected with the account shall not be chargeable with liabilities arising out of any other business we may conduct. The assets of the Variable Account, however, will be available to cover the liabilities of our general account to the extent that Variable Account assets exceed its liabilities arising under the variable annuity contracts it supports. The obligations under the Contracts are obligations of Charter.

The Variable Account is divided into sub-accounts. Each sub-account invests exclusively in shares of one of the portfolios of the Scudder Variable Series I or Scudder Variable Series II. Income, gains and losses from each sub-account's assets are credited to or charged against such sub-account without regard to income, gains or losses of any other sub-account or income, gains, or losses arising out of our other business.
The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the 1940 Act and meets the definition of a "separate account" under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or Charter by the SEC. Services Agreements with Allstate

On September 2, 1998, Charter and Leucadia entered into a coinsurance agreement with Allstate Life Insurance Company reinsuring 100% of Charter's rights, liabilities and obligations with respect to the Variable Account under the Contracts. On the same date, Charter and Allstate entered into an administrative services agreement under which Allstate or an affiliate will administer the Contracts. Neither of these agreements will change the fact that Charter is primarily liable to you under your Contract.

The Funds

The Variable Account invests exclusively in shares of the Scudder Variable Series I and Scudder Variable Series II (the "Funds"). The Funds are registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, diversified management investment companies. Zurich Scudder Investments, Inc., is the investment adviser to the mutual fund portfolios available under the Contract.

The sub-accounts invest in Class A shares of the following portfolios:

Scudder Variable Series I
         Balanced
         Bond
         Capital Growth
         Global Discovery
         Growth and Income
         International
         Money Market
         21st Century Growth

Scudder Variable Series II
         Growth*

* Effective May 1, 2001, the Large Company Growth Portfolio merged into the Scudder Variable Series II Growth Portfolio.

If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of Securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-accounts that invest in additional mutual funds. We will notify you in advance of any changes.

In addition to the Variable Account, the Fund's shares are sold to variable life insurance and variable annuity separate accounts of other insurance companies, including an insurance company affiliated with us. Someday, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. But, currently neither the Fund nor Charter foresees any such disadvantages to either variable annuity owners or variable life insurance owners. The Fund's management intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what response, if any, they should take. In addition, if we believe that the Fund's response to any of those events or conflicts insufficiently protects our Owners, then we will take appropriate action.

Portfolio:                           Investment Objectives:

Balanced a balance of growth and income, and also long-term preservation of capital

Bond to invest for a high level of income consistent with a high quality portfolio of debt securities

Capital Growth                       to maximize long-term capital growth

Global Discovery                     above average capital appreciation over
                                     the long term

Growth*                              long-term growth of capital

Growth and Income                    long-term growth of capital, current
                                     income and growth of income

International                        long-term growth of capital

Money Market                         to maintain the stability of capital and,
                                     consistent herewith, to maintain the
                                     liquidity of capital and to provide
                                     current income

21st Century Growth                  long-term growth of capital

* Effective May 1, 2001, the Large Company Growth Portfolio merged into the Scudder Variable Series I Growth Portfolio.

Each portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The income or losses of one portfolio have no effect on another portfolio's investment performance.

Zurich Scudder Investments, Inc. (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, manages daily investments and business affairs of the Fund, subject to the policies that the Fund's Trustees established. See the Fund's prospectus for information regarding the Adviser's fees.

The general public may not purchase these underlying portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios would be similar to those of the underlying portfolios.

There is no assurance that any portfolio will achieve its objective.
The Scudder Variable Series I and Scudder Variable Series II Life Investment Fund prospectuses contain more detailed information, including a description of the risks involved in investing in each portfolio and a description of each portfolio's investment objective.
A copy of the Funds' prospectuses are attached to this Prospectus. You should carefully read the Funds' prospectus before investing in a Contract.

The Contract

The description of the Contract contained in this prospectus is qualified in its entirety by reference to the contract for the Flexible Premium Variable Deferred Annuity. We have filed a copy of the Contract as an exhibit to this Registration Statement. It is available upon request from us.

Contract Application and Issuing the Contract

The Contract is available to individuals, certain retirement plans and individual retirement accounts (IRA) that qualify for special Federal income tax treatment. The Contract is not available for use as a "Tax-Sheltered Annuity" qualifying under Section 403(b) of the Code.

If you purchase a Contract which qualifies as an IRA under Section 408(b), you should be aware that the Code imposes certain restrictions on those Contracts.

Before we issue a Contract, we must receive your properly completed application and a minimum payment of $2,500 ($2,000 in the case of some Qualified Contracts). We will mail you a Premium Receipt form if you request one. You must name the annuitant in the Contract application. If the Contract qualifies as an IRA under Section 408(b), then you must be the annuitant. We reserve the right to decline an application for any reason. If we decline an application, then we will refund the full initial payment.

If we do not decline an application, when we deliver the Contract to you, the Contract will be deemed to have commenced as of the Effective Date. The Effective Date is a date within two business days after we receive a completed application and the full initial payment. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th day of the same month. We use the Contract Date to determine Contract Years, Contract Months, and Contract Anniversaries.

Examination Period

You may cancel the Contract for a refund within 10 days after you receive the Contract, or any longer period your state may require. Depending on the laws of the state of issue and your age, we will refund the initial payment in one of the following methods. See your Contract for details.

Return of Premium Plus or Minus Investment Experience. In most states, if you return the Contract, we will refund the initial payment, plus or minus gains or losses from investing the payment in the sub-accounts you chose on your application, plus any interest earned on the amount you allocated to the general account. We will calculate these refunds as of the date that we receive the Contract. If you allocate all or part of the payment to the sub-accounts, then the amount of your refund may be more or less than the initial payment, depending on the investment performance of your selected sub-accounts. If you allocate all of the payment to the general account, then we will always refund an amount equal to or greater than the payment.

Return of Premium. If your state requires us to refund your premium to you, then we will refund the greater of: (1) the initial payment, or (2) the account value plus any amount deducted for taxes or charges from the initial payment. We will calculate your refund as of the date we receive the Contract. During the Examination Period, the portion of the initial payment you allocated to the Variable Account will be invested in the Money Market sub-account. Once the Examination Period expires, we will reallocate the account value to the sub-accounts you select.

Payments

You should make all checks or drafts payable as directed on the application. You can also make payments by requesting on your application that Scudder Investor Services, Inc. redeem shares in an existing Scudder mutual fund account and apply the proceeds toward a payment.

Initial Payment. The minimum initial payment you must pay to purchase a Contract is $2,500 ($2,000 in the case of some Qualified Contracts). The initial payment is the only payment we require you to make under the Contract. When you make the initial payment, you must specify whether it is for a purchase of a Nonqualified or Qualified Contract.

If the initial payment is derived from an exchange or surrender of another annuity contract, then we may require that you provide information about the Federal income tax status of the previous annuity contract. If you desire to invest monies qualifying for different annuity tax treatment under the Code, then we will require you to purchase separate Contracts. Each separate Contract requires a minimum initial payment of $2,500 ($2,000 in the case of some Qualified Contracts). We reserve the right to waive the minimum initial payment amount and accept less than $2,500.

If we receive a properly completed application with the initial payment, then we will credit that payment to the Contract within two business days of receiving the payment. We may deduct premium taxes from the payment before we credit it to the Contract. If we receive an incomplete application, then we will credit the payment within two business days of receiving the completed application. If, for any reason, we do not credit the payment to your account within five business days, then we will immediately return the payment to you. You may, after receiving notice of our delay, specifically request that we do not return the payment.

Additional Payments. You may make additional payments while the annuitant is living and before the Maturity Date. Currently, there is no minimum additional payment amount or maximum number of additional payments per Contract Year. In the future, we may require that each additional payment be at least $1,000 and limit the frequency of additional payments to a maximum of four per Contract Year.

Additional payments must qualify for the same Federal income tax treatment as the initial payment made under the Contract. If the Federal income tax treatment of a payment will be different from that of the initial payment, then we will not accept it. We will credit any additional payments to the Contract upon receiving them at our customer service center.

Automatic Investment Plan. You may arrange to make regular investments ($50 minimum) into any of the sub-accounts through automatic deductions from your checking account. The Automatic Investment Plan cannot be used to allocate money to the general account. Please call (800) 242-4402 for more information.

Limitations on Payments. We reserve the right to reject any initial payment. We may require you to complete a financial questionnaire for payments in excess of $250,000. If any additional payments would cause your total payments to exceed $1,000,000, we may reject those payments. We will reject any payment that would cause the account value in the general account to exceed $500,000.

For Contracts that qualify as IRAs under Section 408(b) of the Code, the total payments (including the initial payment) in any calendar year may not exceed $2,000, unless the portion in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(c), 403(b)(8), or 408(d)(3) or other applicable provisions of the Code.

Allocating Payments

You may allocate payments to one or more of the sub-accounts, to the general account, or to both. If you allocate any portion of a payment to the general account, then you must specify the Declaration Period(s) to which you are allocating those funds. You must specify the payment allocations in your application. We will allocate the initial payment according to your specifications, once we receive it at our customer service center.

You must make all allocations in whole percentages and they must total 100%. If the allocations do not total 100%, then we will recompute the allocations proportionately by dividing the percentage in each sub-account you selected, by the sum of the percentages you indicated. We will apply this new percentage to the payment. The following example illustrates how we make this recomputation:
Example
                      Indicated Allocation                    Actual Allocation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sub-account #1                  25%           25% / 105% =             24%
Sub-account #2                  40%           40% / 105% =             38%
Sub-account #3                  40%           40% / 105% =             38%
                                ---                                    ---
Total                          105%                                   100%
-------------------------------------------------------------------------------

We will allocate all payments at the time we credit such payments to your Contract.

We will allocate any additional payments you make to the sub-accounts and/or the general account in the same proportion as the initial payment. You may change the allocation percentages by sending us written notice. Once you make a change in allocation, we will allocate all future payments in accordance with your new allocation percentages. This will continue until you send us written notice of any changes. However, if you have funds deducted from a checking account under the Automatic Investment Plan option, then you must provide us with written notice to change the allocation of future additional payments.

Transfers

Before the Maturity Date, you may transfer amounts among the sub-accounts, between the sub-accounts and the general account, and between different Declaration Periods in the general account.

You may transfer amounts from the general account to any of the sub-accounts and to different Declaration Periods in the general account only at the end of the Declaration Period to which you allocated that amount. You may transfer amounts from a sub-account to the general account at any time, as long as that transfer would not cause your Contract's value in the general account to exceed $500,000.

We do not impose a charge for any transfers. In the future, if you request more than two transfers during a Contract Year, we may deduct $10 from each sub-account from which you transfer funds.

You must request a transfer by sending us written notice or by telephone (if you have a currently valid telephone transfer request form on file with us). We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, then we will not be liable for any losses due to unauthorized or fraudulent instructions. If we do not follow those reasonable procedures, then we may be liable for such losses. The procedures we follow for telephone transfers include confirming the correct name, the contract number and the personal code for each telephone transfer.

We will deem transfers effective and determine values in connection with transfers at the end of the Valuation Period during which we receive the transfer request.

Asset Rebalancing Option. You may select the Asset Rebalancing Option if you wish to maintain a particular percentage allocation among the sub-accounts. With Asset Rebalancing, we automatically reallocate the account value in the sub-accounts quarterly to your selected allocations. Over a period of time, this method of investing may help you buy low and sell high although there can be no assurance of this. This investment method does not assure profits and does not protect against a loss in declining markets.

To elect the Asset Rebalancing Option, the account value in your Contract must be at least $2,500 and we must receive a completed Asset Rebalancing Option form at our customer service center. You must designate the sub-accounts and the percentage allocations that you want us to rebalance each quarter. The percentages must total 100%. If you elect the Asset Rebalancing Option, then all the new money you direct into the sub-accounts will be included in the Asset Rebalancing Option. You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Asset Rebalancing Option.

Selecting Asset Rebalancing will result in the transfer of funds to one or more of the sub-accounts on the date you specify. If you have specified, or we receive the form on, the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date or if we receive the request after your specified date, then we will transfer funds on the date we receive the Asset Rebalancing Option form and on the quarterly anniversary of the applicable date thereafter. We will execute the rebalancing and determine all values in connection with the rebalancing at the end of the Valuation Date on which the transfers occur. If the effective date is not a Valuation Date, then the transfer will occur on the next Valuation Date.

You may terminate this option at any time by sending us written notice. We will automatically terminate this option if you request any transfers outside the Asset Rebalancing program. If you wish to resume the Asset Rebalancing Option after it has been canceled, then you must complete a new Asset Rebalancing Option form and send it to our customer service center. We may discontinue, modify, or suspend the Asset Rebalancing Option at any time.

Dollar Cost Averaging. Dollar Cost Averaging is a systematic method of investing by which you purchase units in fixed dollar amounts so that the cost is averaged over time. You may begin Dollar Cost Averaging by authorizing us to make periodic transfers from any one sub-account to one or more other sub-accounts. Amounts transferred will purchase units in those sub-accounts at that sub-account's Unit Value as of the Valuation Date on which the transfer occurs. Since the value of the units will vary, the amounts transferred to a sub-account will purchase more units when the Unit Value is low and fewer units when the Unit Value is high. Similarly, the amounts transferred to a sub-account will result in the liquidation of more units when the Unit Value is low and fewer units when the Unit Value is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets.

You may elect Dollar Cost Averaging if the account value in your Contract is at least $2,500 and you send our customer service center a completed Dollar Cost Averaging form. You must designate the frequency of the transfers, the expiration date for the program, the sub-account from which to take the transfers, the sub-accounts to receive the funds, and the allocation percentages. You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Dollar Cost Averaging Option.

After we receive a completed Dollar Cost Averaging form, we will transfer your designated amounts from the sub-account from which you wish to make transfers to your chosen sub-accounts. $50 is the minimum amount that you may transfer. Each transfer occurs on your specified date. If you specify, or we receive the form on the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date, then we will transfer the funds on the monthly, quarterly, semiannual or annual anniversary (whichever corresponds to your selected frequency) of the date that we received your completed Dollar Cost Averaging form. The amounts transferred will receive the Unit Values for the affected sub-accounts at the end of the Valuation Date on which the transfers occur. If the anniversary is not a Valuation Date, then the transfer will occur on the next Valuation Date. Dollar Cost Averaging will terminate when we have transferred the total amount elected, or when the value in the sub-account from which transfers are made is insufficient to support the requested transfer amount.

You may terminate this option at any time by sending us written notice. When we receive written notice that you want to terminate Dollar Cost Averaging, then we will stop all transfers, unless you instruct otherwise. You must complete a new Dollar Cost Averaging option form and send it to our customer service center if you wish to continue Dollar Cost Averaging after the expiration date you specified, or the amount in the elected sub-account is depleted, or you canceled the Dollar Cost Averaging option.

We may discontinue, modify, or suspend the Dollar Cost Averaging option at any time.
Account Value

On the Effective Date your account value equals your initial payment minus any amounts we deducted for premium taxes. On any other day your account value equals:

your account value from the previous Valuation Date
increased by:

1.       any additional net payments we receive;
2. any increase in the account value due to positive investment results of the sub-accounts you selected; and
3. any interest earned on your account value held in the general account; and reduced by:
1. any decrease in the account value due to negative investment results of the sub-accounts you selected;
2. a daily charge to cover our assumed mortality and expense risks and the cost of administering the Contract; and
3.       any amounts you withdrew from the Contract.

If we charge a records maintenance fee or transfer fee in the future we will deduct those amounts from your account value. A Valuation Period is the period between successive Valuation Dates. It begins at the close of business on each Valuation Date and ends at the close of business on the next Valuation Date. A

Valuation Date is each day that the New York Stock Exchange (NYSE) is open for business.

You should expect your account value to change between the Valuation Periods to reflect the investment experience of the sub-accounts in which you invest, any interest earned in the general account, and the deduction of charges. Your Contract stops accumulating value after the Maturity Date.

Unit Value. Each sub-account has a distinct value ("Unit Value"). When you allocate a payment or transfer an amount to a sub-account, we base the number of units you purchase on the Unit Value of the sub-account at the end of the Valuation Period during which you make the allocation. Units are redeemed in a similar manner when you transfer amounts out of, or withdraw amounts from, a sub-account.

For each sub-account, the Unit Value on a given Valuation Date is based on the net asset value of a share of the corresponding portfolio in which such sub-account invests. Each Valuation Period has a single Unit Value that applies to each day in the Valuation Period and which is calculated as of the end of the Valuation Period. The Unit Value for each subsequent Valuation Period is the Investment Experience Factor (described below) for that Valuation Period multiplied by the Unit Value for the immediately preceding Valuation Period.

Investment Experience Factor. The Investment Experience Factor measures a sub-account's investment performance during a Valuation Period. An Investment Experience Factor is calculated separately for each of the sub-accounts. A sub-account's Investment Experience Factor for a Valuation Period equals (a) divided by (b), minus (c), where:

     (a) is (i)the value of the net assets held in the sub-account at the end of the Valuation Period; plus

          (ii) the investment income and capital gains (realized or unrealized) credited to the net assets of that sub-account during the Valuation Period for which we determine the Investment Experience Factor; minus

          (iii) the capital losses (realized or unrealized) charged against those assets during the Valuation Period; minus

          (iv) any amount charged against the sub-account for taxes or any amount that we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that sub-account; and

     (b) is the value of the net assets of that sub-account at the end of the preceding Valuation Period; and

     (c) is a charge to compensate us for certain administrative expenses and mortality and expense risks that we assume in connection with the Contracts.

Contract Ownership

You may designate a new Owner or joint owner at any time during the annuitant's life. If you name a joint owner, then we will presume the ownership to be as joint tenants with right of survivorship, unless you otherwise specify. If any Owner dies before the annuitant and before the Maturity Date, then the Owner's rights will belong to the joint owner, if any, or otherwise to the beneficiary. The interest of any Owner or joint owner may be subject to the rights of any assignee.

A new Owner or a joint owner may not be designated under a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code. An Owner's designation of a new Owner may be subject to Federal income tax. Please consult a qualified tax adviser before you designate a new Owner.

You may designate a new Owner by sending us written notice. The change will take effect as of the date you sign the written notice. We will not be liable for any payment made or other action taken before we receive and record the written notice.

Assignment of Contract

Except in the case of a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, you may assign all or a portion of your right to receive annuity payments under the Contract or assign the Contract as collateral security. If you assign any portion of the right to receive annuity payments before the Maturity Date, then the assignee is entitled to receive the assigned annuity payments in a lump sum, as of the Maturity Date. If you assign any portion of the right to receive the assigned annuity payments, after the Maturity Date, then the assignee will receive the assigned annuity payments in accordance with the annuity income option in effect on the Maturity Date. The assignee may not select an annuity income option or change an existing annuity income option.

For a Qualified Contract, certain assignments may adversely affect the qualification for special Federal income tax treatment of the underlying retirement plan or individual retirement account. We urge potential purchasers of Qualified Contracts to consult their tax advisers.

If you assign the right to receive annuity payments or assign the Contract as collateral security, then your rights and those of any beneficiary will be subject to the assignment. We are not responsible for the adequacy of any assignment and will not be bound by the assignment until we receive satisfactory written evidence of the assignment. In certain circumstances, an assignment will be subject to Federal income tax.

Access to Your Money

Full and Partial Surrenders

At any time before the Maturity Date, you may fully or partially surrender the Contract, subject to certain conditions. If you surrender the Contract, you will receive the full account value.

We do not deduct surrender charges from full or partial surrenders of the Contract.

The minimum amount of a partial surrender is $500. The Contract must have an account value of at least $2,500 after the partial surrender.

Your partial surrender request must specify the amount you want withdrawn from each of the sub-accounts and/or the general account. If you withdraw value from the general account, we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

You must provide us with specific instructions about how we should withdraw value from the sub-accounts and/or the general account.

To make a partial surrender, you should send us a written request or call us, if you have a valid telephone transfer request form on file with us. You may make a full surrender only by sending us a written request. We will calculate the account value payable to you upon a full or partial surrender at the price next computed after we receive your surrender request.

If, when you make a surrender request, you have not provided us with a written election, not to have Federal income taxes withheld, then we, by law, must withhold taxes from the taxable portion of the surrender. A Federal penalty tax may be assessed.

Systematic Withdrawals. We offer an option under which you may take partial surrenders of the Contract by systematic withdrawals. You may elect to receive systematic withdrawals before the Maturity Date by sending a completed Systematic Withdrawal form to our customer service center which includes the written consent of any assignee or irrevocable beneficiary. You may designate the systematic withdrawal amount as either a percentage of the account value or as a specified dollar amount. You may designate that systematic withdrawals be made monthly, quarterly, semiannually, or annually on a specific date. If you do not specify a date, then the systematic withdrawal option will begin on the date we receive the form. We will consider the effective date to be the first Valuation Date of the following month if we receive the form on the 29th, 30th or 31st or if you specify one of those dates.

Each systematic withdrawal must be at least $250. The systematic withdrawal option will terminate if the amount to be withdrawn exceeds the account value or would cause the account value to be below $2,500. If any portion of the systematic withdrawal is to be withdrawn from the general account, then we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

Each systematic withdrawal will occur at the end of the Valuation Period during which you scheduled a withdrawal. We deduct the systematic withdrawal from your account value in the sub-accounts and/or the general account, according to your specifications. You may terminate this option at any time by sending us written notice. We will terminate this option if the amount to be withdrawn has caused the account value to be below $2,500. If you wish to resume systematic withdrawals, then you must send us a new Systematic Withdrawal form at our customer service center. We may discontinue, modify, or suspend the systematic withdrawal option at any time. You should carefully consider the tax consequences of a systematic withdrawal, including a 10% penalty tax imposed on withdrawals made before you attain age 59 1/2.

Annuity Payments

If the annuitant is living on the Maturity Date and the Contract is in force, then we will make fixed annuity payments to you under the annuity income option you select. We will make the first annuity payment within seven days after the Maturity Date. The amount of the periodic annuity payments you receive depends upon:

(i)  the account value you have accumulated on the Maturity Date,

(ii) the annuitant's age and sex (or, in the case of Annuity Income Option 2, the age and sex of the annuitant and the joint annuitant) on the Maturity Date, and

(iii) the annuity income option you selected.

On the Maturity Date, we determine the dollar amount of each annuity payment. That amount is fixed and will not change. After the Maturity Date, the Contract no longer participates in the Variable Account. If, at the time of an annuity payment, you have not provided us with a written election not to withhold Federal income taxes, then we, by law, must withhold such taxes from the taxable portion of such Annuity payment. In addition, the Code provides that a Federal penalty tax may be imposed on certain premature annuity payments.

We determine the amount of the monthly annuity payments under annuity income options 1, 2, and 3, described below, by dividing the account value on the Maturity Date by 1,000 and multiplying the result by the appropriate factor. The factor is calculated based on Market interest rates at the time of Maturity. The factor will be equal to or greater than that contained in the applicable table in your Contract.

Annuity Income Options

At any time before the Maturity Date, you may designate the annuity income option under which we will pay annuity payments. If you do not select an annuity income option by the Maturity Date, then we will make monthly annuity payments to you under annuity income option 1.

If the account value is less than $2,500 or if it is insufficient to produce monthly payments of at least $100, then no annuity income options will be available unless we consent or as otherwise required by state law. In such cases, we will pay the account value in a lump sum.

We may offer other annuity income options on the Maturity Date. We will provide you with information concerning the availability of any additional annuity income options before the time that you have to select an annuity income option.

We currently offer the following annuity income options:

Option 1. Life Annuity with Installment Refund -- We will make monthly annuity payments to you for the longer of: (i) the annuitant's life; or (ii) until the sum of the monthly annuity payments equals the account value on the Maturity Date.

If the Owner dies before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.

Option 2. Joint and Survivor Life Annuity with Installment Refund -- We will make monthly annuity payments to you for the longer of: (i) either the annuitant's or the joint annuitant's life; or (ii) until the sum of the monthly annuity payments made under the Contract equals the account value on the Maturity Date.

If all Owners die before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.

If you select annuity income option 2, then you must designate a joint annuitant. We will use the joint annuitant's life to determine the duration of annuity payments under annuity income option 2. The age and sex of both the annuitant and the joint annuitant determine the amount of the monthly annuity payments under annuity income option 2. At any time before the Maturity Date, you may select a different joint annuitant by sending us written notice. You may not select a new joint annuitant after the Maturity Date.

Option 3. Installments for Life -- We will make monthly annuity payments to you for as long as the annuitant lives. Payments under this option will end with the last payment made before the annuitant's death. Under this option it is possible that you will receive only one annuity payment if the annuitant died before the date of the second payment, two if he or she dies before the third annuity payment date, etc.

For a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, you may not select an annuity income option with a Period Certain that will guarantee annuity payments beyond the annuitant's life (or life expectancy).

Maturity Date

The Maturity Date is the date on which we apply your account value to an annuity income option. You may specify the Maturity Date in your application. You may change the Maturity Date at any time during the annuitant's life by sending us a written request before the currently scheduled Maturity Date.

The Maturity Date must be a Contract Anniversary that is not later than: (i) the Contract Anniversary nearest the annuitant's 80th birthday; or (ii) ten years from the next Contract Anniversary, whichever is later.

If you do not specify a Maturity Date, then the Maturity Date will be the later of: (a) the 10th Contract Anniversary; or (b) the Contract Anniversary nearest the annuitant's 80th birthday.

For a Qualified Contract, other than an IRA that satisfied Section 408(b) of the Code, the selection of certain Maturity Dates may adversely affect qualifying the underlying retirement plan for special federal income tax treatment. We urge potential purchasers of such Qualified Contracts to consult their tax advisers.

For a Qualified Contract that is an IRA under Section 408(b) of the Code, the minimum required distribution must be no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2. Roth IRAs established under 408A of the Code are not subject to this requirement.

Death Benefit

If the annuitant dies before the Maturity Date, then we will pay you, the Owner, a death benefit as specified in the Contract. We do not pay a death benefit if the annuitant dies on or after the Maturity Date.

If the annuitant dies before the Maturity Date, then we will pay you a lump sum death benefit equal to the greater of: (i) the account value; or (ii) the sum of the payments you made, minus the sum of any partial surrenders.

If the Owner is a natural person, then the Owner may elect to continue the Contract and become the annuitant if the deceased annuitant was not an Owner. We calculate the amount of the death benefit at the price next computed after we receive Proof of Death for the annuitant. We will pay you within seven days of receiving the Proof of Death, or as soon as we have sufficient information to make the payment. If the deceased annuitant was an Owner, then we will in all events pay the Death Benefit within five years of the date of the deceased annuitant's death.

Beneficiary Provisions

If the beneficiary survives the Owner(s), then the beneficiary will receive amounts payable under the Contract. If you do not specify a beneficiary, or if no beneficiary survives you by 30 days, then your estate will receive any remaining amounts payable under the Contract.
While the annuitant is living, you may change the beneficiary or beneficiaries by sending us written notice. Once we receive the notice, we will initiate the change as of the date you signed the written notice. We will not be liable for any payment made or other action taken before we receive and record such written notice at our customer service center. A beneficiary named irrevocably may not be changed without written consent of such beneficiary. Any beneficiary's interest is subject to the rights of any assignee.

Death of Owner

For a Nonqualified Contract in which any owner is a natural person, is not the annuitant, and dies before the Maturity Date and before the annuitant's death, the death benefit provisions described above do not apply. In such circumstances, we will pay to the joint owner the account value in a lump sum no later than five years following the date of the Owner's death. If there is no joint owner, then we will pay the beneficiary. We calculate the account value at the price next computed after we receive the Owner's Proof of Death. If the sole surviving joint owner or the sole beneficiary is the Owner's surviving spouse, then he or she may elect to continue the Contract as if he or she were the original Owner.

Employment-Related Benefit Plans

In 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity payments provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. This Contract contains annuity payment rates for certain annuity income options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which they may purchase a Contract.

Expenses

We do not deduct commissions or sales charges from your payments when you invest in the Contract. In addition, we do not take surrender charges upon full or partial surrender of the Contract. We pay distribution expenses out of our own funds.

We will deduct certain charges and deductions from your account value to compensate us for providing the annuity payments, assuming certain risks in connection with the Contract, and administering the Contract.

If there are profits from the fees and charges that we deduct under the Contract, including but not limited to Mortality and Expense Risk Charges, then we may use such profits to finance the distribution of the Contracts.

Mortality and Expense Risk Charge

We deduct a charge from your Contract's value in the sub-accounts for certain mortality and expense risks in connection with the Contracts. We deduct the charge daily at an annual rate of 0.40% of the average daily net assets you have in each sub-account. We reserve the right to increase the Mortality and Expense Risk Charge to 0.70%, the maximum set forth in the Contract.

The Mortality and Expense Risk Charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each sub-account reflects this charge.

Changes in actual mortality experience or actual expense do not affect the account value or annuity payments. The mortality risks arise from the contractual obligations to pay the death benefit before the Maturity Date and to make annuity payments for the annuitant's entire life (or, in the case of annuity income option 2, the entire life of the annuitant and the joint annuitant). Thus, we assure you that neither the annuitant's longevity (or, in the case of annuity income option 2, the annuitant's and the joint annuitant's longevity) nor a greater than expected improvement in life expectancy, will adversely affect the annuity payments. This eliminates the risk of outliving the funds accumulated for retirement in instances in which the Contract is purchased to provide funds for retirement.

The expense risk is the risk that the actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, and costs of other services may exceed the amount recovered from any administrative charges.

Contract Administration Charge

The Contract's administrative expenses include processing applications, Contract changes, tax reporting, full and partial surrenders, death claims, and initial and subsequent payments; preparing annual and semiannual reports to Owners and regulatory compliance reports; and overhead costs.

We deduct a charge from your Contract's value in the sub-accounts for the administrative expenses we incur in connection with the Contract and the Variable Account. We deduct the charge daily at an annual rate of 0.30% of the average daily net assets you have in each sub-account. The Contract Administration Charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each sub-account reflects this charge.

Records Maintenance Charge

Currently, we do not charge for records maintenance. The Contract permits us to deduct a maximum amount of $40 from your account value at the beginning of each Contract Year to reflect the cost of performing records maintenance for the Contracts. If we imposed this charge, then we would deduct it proportionately from each sub-account and each of the Declaration Period(s) in the general account (on a first-in, first-out basis within each Declaration Period) in which you have allocated funds. If we deducted a Records Maintenance Charge, then it would apply only during the period from the Effective Date to the Maturity Date. If you surrender the Contract during a Contract Year, then we would not prorate it.

Premium Taxes

Most states and political subdivisions do not assess premium taxes. Where state premium taxes are assessed, we will deduct the amount of tax due from each payment at rates ranging from a minimum of 0.5% to a maximum of 3.5%. We will deduct any premium taxes levied by political subdivisions from payments. Such taxes are generally at rates of less than 1%.

If the premium tax exceeds 3.5% of the payment, we will accept the payment only if you provide written authorization allowing us to deduct the applicable premium tax from the account value.

Other Taxes

We currently do not charge the Variable Account for any Federal, state, or local taxes other than premium taxes. If we decide to impose any such taxes on the Variable Account, then we may deduct such taxes from amounts you have invested in the Variable Account.

Transfer Charges

We do not charge for transfers among sub-accounts. However, the Contract permits us to deduct $10 from each sub-account for each transfer you make in excess of two in a Contract Year.

We do not consider the following to be transfers: (i) initial allocations of payments, (ii) reallocations among the Declaration Periods within the general account, or (iii) reallocations from the general account to any sub-accounts at the end of a Declaration Period.

We treat all transfer requests, made at the same time, as one request. We may impose the transfer charge at any time.

Portfolio Charges

The portfolios deduct investment charges from amounts you have invested in the portfolios. These charges range from 0.46% to 1.50% annually, depending on the portfolio. For more information, see the Fund's prospectus.

Federal Tax Matters
Introduction

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. CHARTER MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

Taxation of Annuities in General
Tax Deferral
Generally, you are not taxed on increases in the account value until a distribution occurs. This rule applies only where:

1.   the owner is a natural person;
2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations; and
3. Charter is considered the owner of the Variable Account assets for federal income tax purposes.


Non-natural Owners
As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

Diversification Requirements

For a contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the

Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Charter does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment
The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Variable Account.

Your rights under this contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Variable Account assets. For example, you have the choice to allocate premiums and contract values among more investment options. Also, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Charter does not know what standards will be set forth in any regulations or rulings that the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals
If you make a partial withdrawal under a Nonqualified Contract, amounts received are taxable to the extent the account value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the account value, is excluded from your income. If you make a full withdrawal under a Nonqualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

o   made on or after the date the individual attains age 59 1/2;
o   made to a beneficiary after the owner's death;
o   attributable to the owner being disabled; or
o for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a Nonqualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the account value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the account value is treated as a withdrawal of such amount or portion.

Taxation of Annuity Payments

Generally, the rule for income taxation of annuity payments received from a Nonqualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Annuity Death Benefits

Death of an owner, or death of the annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal; or

2. if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.

Please see the Statement of Additional Information for more detail on distribution at death requirements.

Penalty Tax on Premature Distributions

A 10% penalty tax applies to the taxable amount of any premature distribution from a Nonqualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1.   made on or after the date the owner attains age 59 1/2;
2.   made as a result of the owner's death or disability;
3. made in substantially equal periodic payments over the owner's life or life expectancy;
4.   made under an immediate annuity; or
5.   attributable to investment in the contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

Aggregation of Annuity Contracts

All nonqualified deferred annuity contracts issued by Charter (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

Tax Qualified Contracts

Charter reserves the right to limit the availability of the Contract for use with any of the qualified plans listed below. In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract. The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

o Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

o    Roth IRAs under Section 408A of the Code;

o    Simplified Employee Pension Plans under Section 408(k) of the Code;

o Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

o    Tax Sheltered Annuities under Section 403(b) of the Code;

o    Corporate and Self Employed Pension and Profit Sharing Plans; and

o State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

Restrictions Under Section 403(b) Plans

Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

o     attains age 59 1/2;
o     separates from service;
o     dies;
o     becomes disabled; or
o on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Charter is directed to transfer some or all of the account value to another
Section 403(b) plan.

Income Tax Withholding

Charter is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1.    required minimum distributions; or
2. a series of substantially equal periodic payments made over a period of at least 10 years; or
3.    over the life (joint lives) of the participant (and beneficiary).

Charter may be required to withhold federal and state income taxes on any distributions from Nonqualified Contracts, or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

General Provisions

The Contract

The Contract, its endorsements, riders, and the Contract application constitute the entire contract between Charter and the owner. Only an officer of Charter is authorized to change or waive the terms of a Contract. Any change or waiver must be in writing and signed by an officer.

Delay of Payment and Transfers

We will pay any amount due from the Variable Account for a full or partial surrender, the death benefit, or the death of the owner of a Nonqualified Contract, generally within seven days from the date we receive written notice. We may be permitted to defer such payment, and transfers, if:

o the NYSE is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

o an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

o    the SEC permits a delay for the protection of Owners.

We anticipate that payments and transfers from the general account will occur within seven business days after receipt of written notice. Pursuant to state insurance law requirements, we reserve the right to defer payments to be made from the general account for up to six months.

We may postpone any payment that is derived, all or in part, from any amount paid to us by check or draft until we determine that such instrument has been honored.

Contract Expiration

The Contract will expire and be of no effect when the account value is insufficient to cover deductions for the Mortality and Expense Risk Charge, the Contract Administration Charge, any Records Maintenance Charge, or transfer charges.

Misstatement of Age or Sex

If the annuitant's age or sex (and/or the joint annuitant's age or sex, if annuity income option 2 is selected) has been misstated on the application, then we will recalculate the annuity payments to reflect the calculations that would have been made had the annuitant's (and/or joint annuitant's) age and sex been correctly stated.

Nonparticipating Contract

The Contract does not participate in our divisible surplus. The Contract does not pay dividends.

Notices and Inquiries

Please send any written notice or request to:
Scudder Horizon Plan
Customer Service Center
P.O. Box 80469
Lincoln, NE 68501-0469



Overnight Mailing Address:
2940 S. 84th Street
Lincoln, NE 68506

Any notice or request must be on the form and contain the information we require. This includes the Contract number and your full name and signature. Any notice that we send you will be sent to the address shown in the application unless we have on file a written notice of an address change. All inquiries should include your Contract number and full name. If you need additional information, you may call us at (800) 242-4402.

Records and Reports

At the end of each calendar quarter, Allstate, or its designee, on our behalf, will send you, at your last known address of record, statements listing the account value, additional payments, transfers, any charges, and any partial surrenders made during the year. You will also be sent the Fund's annual and semiannual reports.

Services Agreement

On September 2, 1998, we entered into an administrative services agreement ("Services Agreement") with Allstate under which Allstate, or its designee, provides the administrative services in connection with the Contracts and the Variable Account on our behalf. Included among the services are premium payment processing, all transfer, withdrawal or surrender requests, preparation of records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contracts. In addition, Allstate is responsible for payment of all expenses in connection with the Contract and Variable Account. Allstate's principal address is: 3100 Sanders Road, Northbrook, Illinois 60062.

Distribution of the Contract

ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062, serves as principal underwriter of the Contracts. Prior to March 31, 2000, the principal underwriter of the Contracts was CNL, Inc. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

Charter does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Owners arising out of services rendered or Contracts issued.

ALFS has contracted with Scudder Investor Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the contracts. Scudder is registered with SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. Individuals directly involved in the sale of the contracts are registered representatives of Scudder and are licensed agents. The principal address of Scudder is 345 Park Avenue, New York, New York 10154.

The Contracts will be offered to the public on a continuous basis. Both ALFS and Scudder reserve the right to discontinue the offering at any time.

The General Account

Amounts you allocate or transfer to the general account become part of our general account assets that support our annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. According to the coinsurance agreement executed on September 2, 1998, between Charter and Allstate, the assets of the general account attributable to the Contracts were transferred to Allstate. This agreement makes it Allstate's responsibility to invest the assets of the general account, subject to applicable law.

Because of exemptive and exclusionary provisions in the Federal securities laws, we have not registered interests in the general account under the Securities Act of 1933 (the "1933 Act"), and the general account is not registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interest therein is subject to the provisions of such statutes, and, as a result, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. However, disclosures about the general account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

We guarantee that we will credit interest to amounts you allocate to the general account at an effective annual rate of at least 3.5% compounded monthly. We may declare higher interest rates from time to time at our discretion. We will credit the declared interest rate for a specific period of time called a Declaration Period. A Declaration Period will not be less than one year or more than 3 years. You may elect one or more Declaration Periods currently offered when you allocate or transfer funds to the general account. At any one time, your money held in a Declaration Period may be earning different declared interest rates, if you allocated funds to that Declaration Period at different times.

We cannot accept allocations to the general account that would increase your Contract's value in the general account to over $500,000. We guarantee that the value held in the general account will equal all amounts that you allocated or transferred to the general account, plus any interest credited, less any amounts that you surrendered or transferred from the general account, and less any applicable charges. Amounts you allocate to the general account do not share in the investment experience of the general account.

You may not allocate or transfer an amount from or within the general account to the general account before the end of that amount's Declaration Period. We will send notice to you 30 days before the expiration of a Declaration Period and ask you how to reallocate the amounts in the expiring Declaration Period. If we do not receive your instructions before the end of the Declaration Period, then we will transfer your value in the expiring Declaration Period to the Money Market Sub-account.

Voting Rights

We will vote Fund shares held in the Variable Account at regular and special shareholder meetings of a Fund in accordance with instructions we received from persons having voting interests in the sub-accounts. If we determine that the law permits us to vote Fund shares in our own right, then we may elect to do so.

We will separately calculate the number of votes that you have the right to instruct for each sub-account. We will determine the number of votes for each sub-account, that you have the right to instruct, by dividing your Contract's value in a sub-account by the net asset value per share of the corresponding portfolio in which the sub-account invests. We count fractional shares. The number of votes of a portfolio, that you have the right to instruct, will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of a Fund. Voting instructions will be solicited by written communications before that meeting in accordance with procedures established by a Fund.

We will vote a Fund's shares, for which we do not receive timely instructions, in proportion to the voting instructions which we receive for all of the variable annuity contracts (including the Contracts) that we issue and are participating in that portfolio. We will also vote our shares that are not attributable to variable annuity contracts in the same proportion.

Separate accounts of other insurance companies, including insurance companies affiliated with us, may also invest premiums for variable life and variable annuity contracts in the Funds. It is to be expected that Fund shares held by those separate accounts will be voted according to the instructions of the owners of those variable life and variable annuity contracts. This will dilute the effect of the your voting instructions. We do not see any disadvantages to this dilution.

Each person having a voting interest in a sub-account will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Legal Matters

Foley & Lardner, Washington, D.C., has advised Charter on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Charter's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of Charter.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act with respect to the Contract offered hereby. This prospectus does not contain all of the information set forth in the full registration statement. For instance, this prospectus only summarizes the contents of the Contract and other legal instruments contained in the full registration statement. For a complete statement of the terms of those documents, please refer to the full registration statement as filed.

Table of Contents for Statement of

Additional Information

State Regulation of Charter....................................................3
ADDITIONS, DELETIONS, OR SUBSTITUTIONS
     OF INVESTMENTS............................................................3
Certain Federal Income Tax Consequences of
     Certain Exchanges and Surrenders..........................................4
FEDERAL TAX MATTERS............................................................4
       Introduction............................................................4
       Taxation of Charter.....................................................4
       Exceptions to the Non-natural Owner Rule................................4
       IRS Required Distribution at Death Rules................................5
       Qualified Plans.........................................................5
       Types of Qualified Plans................................................6
Safekeeping of the Variable Account's Assets...................................7
Calculation of Yields And Total Returns........................................7
     Money Market Sub-account Yields...........................................8
     Other Sub-account Yields..................................................9
     Total Returns............................................................10
     Effect of the Records Maintenance Charge on
         Performance Data.....................................................11
Other Performance Data .......................................................12
     Cumulative Total Returns.................................................12
     Adjusted Historical Portfolio Performance................................12
     Comparison of Performance and Expense Information........................13
EXPERTS ......................................................................14
Financial Statements..........................................................14



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



APPENDIX A -- Condensed

Financial Information

The following condensed financial information is derived from the financial statements of the Variable Account. You should read the data along with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

The following table sets forth information regarding the sub-accounts for a Contract for the period from December 31, 1991 (except as otherwise noted) through December 31, 2000.

Balanced Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2000               $47.612                          1,314,414
1999               $48.936                          1,492,679
1998               $42.735                          1,895,133
1997               $34.936                          1,527,371
1996               $28.326                          1,490,127
1995               $25.496                          1,603,656
1994               $20.270                          1,426,280
1993               $20.840                          1,477,645
1992               $19.531                          1,243,891
1991               $18.389                            779,317
------------------------------------------------------------------------------


Bond Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2000               $28.448                           661,270
1999               $25.911                          779, 612
1998               $26.344                         1,338,386
1997               $24.894                           951,724
1996               $22.979                           764,803
1995               $22.508                           896,538
1994               $19.181                           690,782
1993               $20.287                           755,914
1992               $18.179                           631,581
1991               $17.109                           406,545
------------------------------------------------------------------------------

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Capital Growth Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2000               $67.112                          2,451,081
1999               $75.010                          2,648,610
1998               $55.857                          3,421,630
1997               $45.649                          2,923,166
1996               $33.863                          2,729,711
1995               $28.388                          2,884,663
1994               $22.222                          2,683,112
1993               $24.773                          2,351,022
1992               $20.638                          1,798,119
1991               $19.514                            933,120
------------------------------------------------------------------------------


Global Discovery Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2000               $26.241                          1,200,607
1999               $27.900                          1,143,919
1998               $16.937                          1,004,053
1997               $14.648                            986,445
1996*              $13.126                          1,025,244
------------------------------------------------------------------------------


Growth and Income Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2000               $29.171                          2,157,978
1999               $30.005                          2,816,347
1997               $26.835                          4,225,162
1996               $20.713                          3,491,709
1995               $17.075                          2,659,025
1994*              $13.053                          1,311,518
------------------------------------------------------------------------------

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International Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2000               $47.104                          1,664,200
1999               $60.583                          1,998,019
1998               $39.486                          2,282,222
1997               $33.560                          2,251,880
1996               $30.987                          2,593,037
1995               $27.188                          2,869,930
1994               $24.641                          3,543,387
1993               $25.027                          2,767,700
1992               $18.287                            785,559
1991               $19.003                            446,099
------------------------------------------------------------------------------

Growth Sub-account**


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2000               $11.070                            657,018
1999*              $13.536                            314,336
------------------------------------------------------------------------------


Money Market Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2000                $21.723                        3,174,666
1999                $20.592                        3,099,978
1998                $19.749                        3,438,822
1997                $18.890                        2,521,329
1996                $18.074                        2,615,942
1995                $17.316                        2,260,561
1994                $16.507                        3,197,824
1993                $16.030                        1,491,258
1992                $15.740                        1,380,156
1991                $15.341                          972,042
------------------------------------------------------------------------------


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21st Century Growth Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2000               $13.518                            940,124
1999*              $17.584                            666,238
------------------------------------------------------------------------------

* The Growth and Income Sub-account commenced operations on May 1, 1994. The Global Discovery Sub-account commenced operations on May 1, 1996. The Growth and 21st Century Growth Sub-accounts commenced operations on May 3, 1999. The Unit Value for these Sub-accounts at commencement was 12.500.






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